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                                                                    Exhibit 99.1

          CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL
                                    OFFICER
                                  PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I, Theodore A. Boutacoff, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of IRIDEX Corporation on Form 10-K for the fiscal year ended December 28, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of IRIDEX Corporation.


                                        By:    /s/  Theodore A. Boutacoff
                                               --------------------------------
                                        Name:  Theodore A. Boutacoff
                                        Title: Chief Executive Officer


     I, Robert Kamenski, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of IRIDEX Corporation on Form 10-K for the year ended December 28, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of IRIDEX Corporation.


                                        By:    /s/  Robert Kamenski
                                               --------------------------------
                                        Name:  Robert Kamenski
                                        Title: Chief Financial Officer